EXHIBIT 10.4

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (as may be amended, restated, supplemented or otherwise modified from time to time, this “Pledge Agreement”), dated as of November 27, 2024, is made by APLD Holdings 2 LLC, a Delaware limited liability company (the “Pledgor”), in favor of Macquarie Equipment Capital, Inc. for the benefit of the Secured Parties (the “Lender”).

W I T N E S S E T H:

WHEREAS, APLD ELN-02 Holdings LLC, a Delaware limited liability company (the “Company”) has executed and delivered to the Lender a promissory note, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Note”);

WHEREAS, Company, APLD ELN-02 LLC, a Delaware limited liability company (“ELN-02 Project Company”), APLD ELN-02 A LLC, a Delaware limited liability company (“ELN-02 A”), APLD ELN-02 B LLC, a Delaware limited liability company (“ELN-02 B”), APLD ELN-02 C LLC, a Delaware limited liability company (“ELN-02 C”; and together with the Company, ELN-02 Project Company, ELN-02 A, and ELN-02 B, the “Note Parties” and each, a “Note Party”) and the Lender have entered in that certain Guarantee and Collateral Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”);

WHEREAS, pursuant to the Note, the Company has agreed to incur certain obligations, including the promise to pay to the Lender the amounts set forth therein with respect to, amongst other things, a Loan made available or to be made available by Lender to Company;

WHEREAS, as an inducement to the Lender making such Loan available to Company, Pledgor has executed and delivered this Agreement to the Lender for the benefit of the Secured Parties;

WHEREAS, Pledgor and Company are engaged in related businesses, and Pledgor will derive substantial direct and indirect benefit from the making of the Loan described in the preceding WHEREAS clauses; and

WHEREAS, Pledgor has determined that the execution, delivery and performance of this Agreement directly benefit, and are in the best interest of, Pledgor;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which is hereby agreed and acknowledged, Pledgor and the Lender, for the benefit of the Secured Parties, hereby agree as follows:

ARTICLE I

DEFINED TERMS

1.01 Definitions. The following terms shall have the following meanings. Capitalized terms used but not defined herein shall have the meaning set forth in the Note.

“Collateral” means the Pledged LLC Interests and all Proceeds therefrom.

“Limited Parent Guarantee” means that certain Limited Parent Guarantee, dated as of the date hereof, made by Pledgor, as Parent Guarantor, in favor of the Lender.

“Note” has the meaning specified therefor in the Preamble hereto.

“Payment in Full” means (a) the principal of the Loan (including amounts sufficient to achieve the Base Return) and premium (if any) on and interest on the Loan and all fees payable under the Note Documents and all other amounts then due and payable under the Note Documents shall have been paid in full in cash (other than contingent indemnification obligations for which notice of a potential claim has not been given) and (b) all other Secured Obligations (other than contingent indemnification obligations for which notice of a potential claim has not been given) shall have been paid in full in cash.

“Permitted Liens” means each of the Liens described in clauses (i) through (v) of Section 4(j) of the Note.

“Pledged LLC Interests” means all membership interests owned or hereafter acquired by Pledgor in Company, including all membership interests listed on Schedule 1 and the certificates, if any, representing such membership interests as such interest may be increased or otherwise adjusted from time to time, including (a) all of Pledgor’s right, title, and interest in any and all distributions, issues, profits, and shares (including rights in the nature of warrants, purchase options, or options to acquire any property or further interest in Company) payable or distributable by Company, whether in cash or otherwise, whether for capital or income or surplus or otherwise, including distributions upon liquidation, dissolution, revision, reclassification, split-up, or other change or transaction affecting Company, or as a sale, refinancing, or other capital transaction affecting any assets or property Company; (b) all of Pledgor’s right, title, and interest as a member with respect to Company under its respective Organizational Documents; (c) all of Pledgor’s rights under the Company’s Organizational Documents; (d) all of Pledgor’s right to vote upon, approve, or consent to (or withhold consent or approval to) any matter pursuant to Company’s Organizational Documents, or otherwise to control, manage, or direct the affairs of Company; and (e) all of Pledgor’s right to terminate, amend, supplement, modify or waive performance under, Company’s Organizational Documents, or perform thereunder, and to compel performance and otherwise to exercise all remedies thereunder; and (f) all Proceeds therefrom.

“Proceeds” means all “Proceeds” as such term is defined in Section 9-102(a)(64) of the UCC on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged LLC Interests, collections thereon, proceeds of sale thereof or distributions with respect thereto.

“Secured Obligations” means the Primary Obligations as defined in the Limited Parent Guarantee.

“Security Interest” means the security interest granted pursuant to Section 2.01.

“UCC” means the Uniform Commercial Code as in effect in the State of New York.

1.02 Other Definitional Provisions. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned thereto in the Note. The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Pledge Agreement shall refer to this Pledge Agreement as a whole and not to any particular provision of this Pledge Agreement, and Section and Schedule references are to this Pledge Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to Pledgor, shall refer to Pledgor’s Collateral or the relevant part thereof. Capitalized terms defined in the UCC and not otherwise defined herein shall have the meaning assigned thereto in the UCC.

ARTICLE II

SECURITY INTEREST

2.01 Pledge and Grant of Security Interest. Pledgor hereby assigns and transfers to the Lender, and hereby grants to the Lender, for the benefit of the Secured Parties, a security interest in and to all of the Pledged LLC Interests and all other Collateral, as collateral security for the prompt and complete payment and performance when due, whether at the stated maturity, by acceleration or otherwise, of the Secured Obligations (including amounts that would become due but for the operation of the provisions of any debtor relief laws).

2.02 Pledgor Remains Liable. Anything herein to the contrary notwithstanding: (a) Pledgor shall remain liable with respect to and under the Collateral, applicable law and each Organizational Document to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Pledge Agreement had not been executed, (b) the exercise by the Lender of any of its rights hereunder shall not release Pledgor from any of its duties or obligations with respect to or under any Collateral, applicable law, any Organizational Document or under this Pledge Agreement, (c) the Lender shall not have any obligation or liability with respect to or under any Collateral, applicable law or any Organizational Document by reason of this Pledge Agreement (or be subject to any restriction set forth therein with respect to the transfer of the Pledged LLC Interests), (d) nor shall the Lender be obligated to perform any of the obligations or duties of Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder, and (e) the Lender shall not have any liability in contract or tort for Pledgor’s acts or omissions.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Pledgor hereby represents and warrants to the Lender with respect to itself and the Collateral on the date hereof that:

3.01 Organization. Pledgor (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, (b) is duly qualified and in good standing as a foreign entity in each other jurisdiction in which the conduct of its business requires it to so qualify or be licensed for the Pledgor to grant the Liens on the Collateral intended to be granted hereby or to otherwise perform its obligations hereunder, and (c) has all requisite company power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

3.02 Authorization of Agreement; No Conflict. The execution, delivery and performance of this Pledge Agreement (a) have all been duly authorized by all necessary action; (b) are within the power and authority of Pledgor; (c) do not and will not contravene or violate any law applicable to Pledgor; (d) do not and will not result in the breach of, or constitute a default under, any contractual obligation by which Pledgor or any of its property may be bound, and (e) does not and will not result in the creation of any Lien upon any property of Pledgor, except for the Lien created hereby.

3.03 Permits and Consents. All necessary authorizations, approvals, permits, registrations and consents for the (i) due execution, delivery, and performance of this Pledge Agreement, (ii) the grant by Pledgor of the Security Interest purported to be created hereby in the Collateral, and (iii) the exercise by the Lender of any of its rights and remedies hereunder, have been obtained and are in full force and effect (including, without limitation, the consent of any stockholder, member, or creditor of Pledgor or Company, as applicable).

3.04 Enforceability. This Pledge Agreement is a legal, valid and binding obligation of Pledgor, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditor’s rights and by general equitable principles.

3.05 Perfection and Priority. The Security Interest shall constitute a valid first priority Lien on the Collateral described herein, subject to no other Liens whatsoever, and can be perfected by the Lender’s filing of a financing statement with the Secretary of State of the State of Delaware.

3.06 Pledged LLC Interests. The Pledged LLC Interests listed on Schedule I constitute all of the outstanding equity interests in which Pledgor has any right, title or interest in the Company.

3.07 Ownership. Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged LLC Interests listed on Schedule I free of any and all Liens or options in favor of, or claims of, any other person, except Permitted Liens and the Lien created by this Pledge Agreement. None of the Pledged LLC Interests are securities governed by Article 8 of the UCC. None of the Pledged LLC Interests are certificated.

3.08 The Pledgor Information. The Pledgor’s exact legal name and address is correctly set forth on Schedule II under the Pledgor’s name.

3.09 Organizational Documents. Pledgor has delivered to the Lender true and complete copies of Company’s Organizational Documents, which Organizational Documents are currently in full force and effect and have not been amended or modified.

ARTICLE IV

COVENANTS

Pledgor covenants and agrees with the Lender, for the benefit of the Secured Parties, that until Payment in Full (other than contingent indemnification obligations as to which no claim has been asserted or is known to exist):

4.01 Performance of Obligations. Pledgor shall perform and discharge, or shall cause to be performed and discharged, each and every material obligation, covenant and agreement to be abided by, performed or discharged by Pledgor under applicable law and the terms of each of the Company’s Organizational Documents, at no cost or expense to the Lender.

4.02 Delivery of Collateral. If Pledgor shall, as a result of its ownership of the Collateral, become entitled to receive or shall receive any certificated securities (including, without limitation, any certificate representing a distribution in connection with any reclassification, increase or reduction of capital), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Collateral, or otherwise in respect thereof, Pledgor shall accept the same as the agent of the Lender, hold the same in trust for the Lender and deliver the same forthwith to the Lender in the exact form received, duly endorsed by Pledgor to the Lender, if required, together with an undated membership interest power covering such certificate duly executed in blank by Pledgor and with, if the Lender so requests, signature guaranteed, to be held by the Lender, subject to the terms hereof, as additional collateral security for the Secured Obligations. In addition, any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of Company shall be applied to the payment of the Secured Obligations.

4.03 Certain Actions. Without the prior written consent of the Lender, Pledgor will not (a) vote to enable, or take any other action to permit, Company to issue any membership interests (or otherwise transfer the assets of Company outside the ordinary course of business), or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any membership interests of any nature of Company, (b) consent to any modification, extension or alteration of the terms of any of Company’s Organizational Documents, (c) accept a surrender of any of Company’s Organizational Documents or waive any breach of or default under any of Company’s Organizational Document by any other party thereto, (d) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (e) create, incur or permit to exist any Lien or option in favor of, or any claim of any person with respect to, any of the Collateral or its interests in Company, or any interest therein, except Permitted Liens and the Lien created by this Pledge Agreement; provided, however, the foregoing shall not prohibit Pledgor from voting and exercising rights expressly set forth in Company’s Organizational Documents so long as (i) no exercise of such rights would otherwise violate the terms of the Note Documents, and (ii) no Event of Default shall have occurred and be continuing. Pledgor will defend the right, title and interest of the Lender against the claims and demands of all persons whomsoever.

4.04 Maintenance of Security Interest. Pledgor shall maintain the Security Interest created by this Pledge Agreement as a perfected Security Interest having the priority described in Section 3.05 and shall defend such Security Interest against the claims and demands of all Persons.

4.05 Certain Prohibited Actions. Pledgor will not, except upon prior written notice to the Lender and delivery to the Lender of all additional financing statements (executed if necessary for any particular filing jurisdiction) and other instruments and documents reasonably requested by the Lender to maintain the validity, perfection and priority of the Security Interest: (a) change its name or corporate status; (b) permit any Collateral to be held by any Securities Intermediary (as defined in the UCC), held or maintained in the form of a Securities Entitlement or credited to any Securities Account; or (c) cause the Pledged LLC Interests to be treated as securities governed by Article 8 of the UCC.

4.06 Financing Statements. Pursuant to Section 9-509 of the UCC and any other law, Pledgor authorizes the Lender to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as the Lender reasonably determines appropriate to perfect the Security Interest of the Lender under this Pledge Agreement.

4.07 Further Assurances. At any time and from time to time, upon the written request of the Lender, and at the sole expense of Pledgor, Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Lender may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted.

ARTICLE V

EVENTS OF DEFAULT AND REMEDIES

5.01 Rights of the Lender for the benefit of the Secured Parties.

(a) If an Event of Default shall occur and be continuing, the Lender shall have the right to receive any and all cash dividends paid in respect of the company distributions with respect to the Pledged LLC Interests and make application thereof to the Secured Obligations, first to unpaid principal, and then to accrued interest thereon. In furtherance thereof, Pledgor hereby authorizes and instructs Company to (i) comply with any instruction received by it from the Lender in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from Pledgor, and (ii) upon and during the continuance of an Event of Default, if requested by the Lender, pay any distributions or other payments with respect to any Pledged LLC Interests issued by it directly to the Lender.

(b) The rights of the Lender hereunder shall not be conditioned or contingent upon the pursuit by the Lender of any right or remedy against Pledgor or against any other person which may be or become liable in respect of all or any part of the Secured Obligations or against any collateral security therefor, guarantee thereof or right of offset with respect thereto. The Lender shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Lender be under any obligation to sell or otherwise dispose of any Collateral upon the request of Pledgor or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof.

5.02 Remedies. If an Event of Default shall occur and be continuing, the Lender shall be entitled to (but shall not be required to) exercise all rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, and in addition thereto, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing with regard to the scope of the Lender’s remedies, the Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by any applicable law referred to below) to or upon Pledgor, or any other person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by any applicable law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Pledgor, which right or equity is hereby waived or released. To the extent permitted by any applicable law, Pledgor waives all claims, damages and demands they may acquire against the Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by any applicable law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.

Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Lender may be compelled, with respect to any sale of all or any part of the Pledged LLC Interests conducted without prior registration or qualification of such Pledged LLC Interests under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged LLC Interests for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Lender shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged LLC Interests for the period of time necessary to permit any issuer to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Lender determines to exercise its right to sell any or all of the Pledged LLC Interests, upon written request, Pledgor shall and shall cause each issuer from time to time to furnish to the Lender all such information as the Lender may request in order to determine the number and nature of interest, shares or other instruments included in the Pledged LLC Interests which may be sold by the Lender in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

5.03 The Lender’s Appointment as Attorney-In-Fact.

(a) Pledgor hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Pledgor and in the name of Pledgor or in its own name, for the purpose of carrying out the terms of this Pledge Agreement, upon the occurrence and during the continuance of an Event of Default, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Pledge Agreement, and, without limiting the generality of the foregoing, Pledgor hereby gives the Lender the power and right, on behalf of Pledgor, without notice to or assent by Pledgor, to do any or all of the following upon the occurrence and during the continuance of an Event of Default: (i) pay or discharge taxes and liens levied or placed on or threatened against the Collateral, except to the extent that any such taxes or liens are being contested in good faith; (ii) execute, in connection with any sale provided for in this Pledge Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and (iii) (A) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (B) defend any suit, action or proceeding brought against Pledgor with respect to any Collateral; (C) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases the Lender may deem appropriate; and (D) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and do, at the Lender’s option, at any time, or from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender’s Security Interest therein and to effect the intent of this Pledge Agreement, all as fully and effectively as Pledgor might do.

(b) If Pledgor fails to perform or comply with any of its agreements contained herein, the Lender, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement in accordance with the provisions of Section 5.03(a) of this Pledge Agreement.

(c) Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof in accordance with Section 5.03(a) of this Pledge Agreement. All powers, authorizations and agencies contained in this Pledge Agreement are coupled with an interest and are irrevocable until this Pledge Agreement is terminated and the Security Interest created hereby is released.

ARTICLE VI

MISCELLANEOUS

6.01 No Subrogation . Notwithstanding any payment or payments made by Pledgor hereunder, or the receipt of any amounts by the Lender with respect to any of the Collateral, Pledgor shall not be entitled to be subrogated to any of the rights of the Lender against any guarantor or against any other collateral security held by the Lender for the payment of the Secured Obligations, nor shall Pledgor seek any reimbursement from any guarantor in respect of payments made by Pledgor in connection with the Collateral, or amounts realized by the Lender in connection with the Collateral, until Payment in Full. If any amount shall be paid to Pledgor on account of such subrogation rights at any time before Payment in Full, such amount shall be held by Pledgor in trust for the Lender, segregated from other funds of Pledgor, and shall, forthwith upon receipt by Pledgor, be turned over to the Lender in the exact form received by Pledgor (duly endorsed by the Lender, if required) to be applied against the Secured Obligations, whether matured or unmatured, in such order as the Lender determines.

6.02 Limitation on Duties Regarding Collateral. The Lender’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral, if any, in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Lender deals with similar securities and property for its own account. Neither the Lender nor any of its partners, directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Pledgor or otherwise.

6.03 Severability of Provisions. Whenever possible, each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law. If any provision of this Pledge Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions of this Pledge Agreement shall not be affected or impaired thereby.

6.04 Non-Recourse Obligations. Notwithstanding anything to the contrary contained herein or in the Limited Parent Guarantee, the liability of Pledgor to the Lender hereunder is limited to the extent that such liability is required to permit the Lender to realize upon the Collateral, and the sole recourse of the Lender against Pledgor shall be with respect to the Security Interest granted to the Lender in and with respect to the Collateral, and the Lender shall not have any other right to payment from Pledgor or against any of its other property or assets. In no event shall Pledgor be liable for any deficiency in respect of the Secured Obligations if the value of the Collateral is not sufficient to satisfy the amount of the Secured Obligations in full.

6.05 Amendments, Waivers and Consents. No term, covenant, agreement or condition of this Pledge Agreement may be amended or waived, nor may any consent be given, except in writing executed by Pledgor and the Lender.

6.06 Successor and Assigns. This Pledge Agreement shall be binding upon the successors and assigns of Pledgor and shall inure to the benefit of Pledgor (and shall bind all persons who become bound as Pledgor under this Pledge Agreement), the Lender, and their successors and assigns; provided that Pledgor may not assign, transfer or delegate any of its rights or obligations under this Pledge Agreement without the prior written consent of the Lender.

6.07 Governing Law; Choice of Forum; Jury Trial. This Pledge Agreement shall be governed by, construed in accordance with and otherwise subject to the provisions of Section 8(d) of the Note.

6.08 Notices. Whenever this Pledge Agreement requires or permits any notice, approval, request or demand from one party to another, the notice, approval, request or demand shall be delivered in accordance with Section 8(c) of the Note.

6.09 Acknowledgement by Company. Pledgor hereby authorizes and instructs Company, and Company hereby agrees to so comply, with any instruction received thereby from the Lender with respect to the Collateral (including without limitation, instruction regarding the account to receive any distributions with respect to the Collateral), without any consent or further instructions from Pledgor (or other registered owner). Company acknowledges receipt of a copy of this Pledge Agreement and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. To the extent the consent of Pledgor or Company, whether in its capacity as a partner, general partner, limited partner, managing member, sole member, shareholder, issuer, or otherwise, is required for the transfer, conveyance, or encumbrance of all or any portion of the Pledged LLC Interests, Company and Pledgor hereby irrevocably (a) consents to the grant of the security interests by Pledgor described in Section 2.01 of this Pledge Agreement and agrees that all conditions and requirements to such pledge have either been satisfied or waived, and (b) consents to the transfer or conveyance of the Collateral pursuant to the Lender’s exercise of its rights and remedies under this Pledge Agreement or any other agreement, at law or in equity, free of any restrictions otherwise set forth in Company’s Organizational Documents. Pledgor hereby irrevocably agrees not to vote, amend or consent to amend any Organizational Document to provide that the Pledged LLC Interests are securities governed by Article 8 of the UCC, and hereby agrees and acknowledges that any such vote, amendment or consent shall be invalid and any such amendment shall be void ab initio. Furthermore, Company hereby acknowledges and agrees to be bound by the restrictions applicable to Company set forth herein and in the Note.

6.10 Counterparts; Integration; Effectiveness. This Pledge Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Pledge Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Pledge Agreement by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Pledge Agreement. This Pledge Agreement shall remain in effect at all times until and including the date upon which all Secured Obligations shall have been indefeasibly and irrevocably paid and satisfied in full.

6.10 ENTIRETY. THIS PLEDGE AGREEMENT AND THE OTHER NOTE DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT OF PLEDGOR AND THE LENDER AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF PLEDGOR AND THE LENDER. THERE ARE NO ORAL AGREEMENTS BETWEEN PLEDGOR AND THE LENDER.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

PLEDGOR:

APLD HOLDINGS 2 LLC

By:	/s/ David Rench
Name:	David Rench
Title:	Secretary

[Signature Page to Pledge Agreement]

THE LENDER FOR THE BENEFIT OF THE SECURED PARTIES:

MACQUARIE EQUIPMENT CAPITAL, INC.

By:	/s/ Greg Fitzgerald
Name:	Greg Fitzgerald
Title:	Authorized Signatory

By:	/s/ Robert Downey
Name:	Robert Downey
Title:	Division Director

[Signature Page to Pledge Agreement]

Acknowledged and agreed:

COMPANY:

APLD ELN-02 Holdings LLC

By:	/s/ David Rench
Name:	David Rench
Title:	Secretary

[Signature Page to Pledge Agreement]

Schedule I

DESCRIPTION OF PLEDGED LLC INTERESTS

Company/Issuer	Jurisdiction of Issuer	Holder of LLC Interests	Percentage of LLC Interests Held by Holder
APLD ELN-02 Holdings LLC	Delaware	APLD Holdings 2 LLC	100%

Schedule II

DESCRIPTION OF TAXPAYER IDENTIFICATION NUMBER,

REGISTERED ORGANIZATIONAL NUMBER, LOCATION OF BOOKS AND RECORDS

Name of Pledgor	Taxpayer ID No.	Registered Organizational No.	Location of Books and Records
APLD Holdings 2 LLC	99-3344117	3828643	3811 Turtle Creek Blvd., Suite 2100 Dallas, TX 75219